American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement AC Alternatives® Income Fund
Supplement dated October 8, 2016 ■ Summary Prospectus and Prospectus dated March 1, 2016
The following replaces the tables in the Fees and Expenses section on page 1 of the summary prospectus and page 2 of the prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	2.00%	1.80%	2.00%	2.00%	2.00%	1.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses[2]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Interest on Short Sales[2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Other[2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[2]	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.07%	1.87%	2.32%	3.07%	2.57%	1.72%
Fee Waiver[3]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Waiver	1.99%	1.79%	2.24%	2.99%	2.49%	1.64%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

[3]
Effective October 1, 2016, the advisor has agreed to waive 0.08 percentage points of the fund’s management fee. The advisor expects this waiver to continue until February 28, 2018, and cannot terminate it prior to such date without the approval of the Board of Directors.

	1 year	3 years
Investor Class	$202	$639
Institutional Class	$182	$578
A Class	$790	$1,249
C Class	$303	$939
R Class	$253	$790
R6 Class	$167	$532

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